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                                                                  EXHIBIT 10.26


THIS WARRANT AND THE SECURITIES WHICH MAY BE ISSUED UPON EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT'), OR ANY STATE BLUE SKY LAW AND THE HOLDER OF THIS WARRANT OR ANY WARRANT SHARES MAY NOT TRANSFER ANY BENEFICIAL INTEREST THEREIN ABSENT REGISTRATION OR EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE BLUE SKY LAWS.

                                     WARRANT

                              To Purchase Shares of
                                 Common Stock of
                                XATA CORPORATION


         THIS CERTIFIES THAT for good and valuable consideration, ____________ ("Name") or registered assigns is entitled to subscribe for and purchase from XATA Corporation, a Minnesota corporation (the "Company"), at any time after ______________, to and including ____________, subject to the terms and conditions set forth herein, __________ fully paid and nonassessable shares of the Common Stock of the Company at the price of $______ per share (the "Warrant Exercise Price"), subject to Section 1 hereof and the other provisions of this Warrant. The shares which may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares." As used herein the term "Holder" means __________, any party who acquires all or a part of this Warrant as a registered transferee of _________ or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant; the term "Common Stock" means and includes the Company's presently authorized common stock, $.0l par value, and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation dissolution, or winding up of the Company; and the term "Convertible Securities" means any stock or other securities convertible into, or exchangeable for, Common Stock.

                This Warrant is subject to the following provisions, terms and conditions:

                1.  Exercise; Transferability.

         (a) The rights represented by this Warrant may be exercised for purchase, in whole or in part (but not as to a fractional share), of Warrant Shares by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this manually signed Warrant along with a cashier's or certified check in payment of the Warrant Exercise Price for such shares.

         (b) In the alternative to exercise pursuant to Subsection 1(a), above, if the Fair Market Value (as defined below) of one share of Common Stock of the Company is greater than the Warrant Exercise Price (at the date of calculation as set forth below), in lieu of exercising the



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rights represented by this Warrant for cash as provided in Subsection 1(a), the
Holder may elect to receive Warrant Shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with a notice of such election, in which event the Company shall issue to the Holder hereof a number of Warrant Shares computed using the following formula:

                  X =    Y (A-B)
                         -------
                              A

         Where    X =    the number of Warrant Shares to be issued to the Holder

                  Y = the number of Warrant Shares purchasable under this Warrant, or if only a portion of this Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                  A = the Fair Market Value of one share of Common Stock (at the date of such calculation)

                  B = Warrant Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, Fair Market Value of one share of Common Stock shall be determined as follows:

                  (i) If the Company's Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market System (the "Nasdaq National Market"), the Fair Market Value of one share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of calculation, as reporting in the Wall Street Journal or such other source as the Board of Directors of the Company deems reliable;

                  (ii) If the Company's Common Stock is quoted in the Nasdaq Smallcap Market (but not in the Nasdaq National Market) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of one share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of calculation, as reported in the Wall Street Journal or such other source as the Board of Directors of the Company deems reliable;

                  (iii) In the absence of an established market for the Company's Common Stock, the Fair Market Value of one share of Common Stock shall be determined in good faith by the Board of Directors of the Company.

         (c) This Warrant may not be sold, transferred, assigned, hypothecated or divided into two or more Warrants of smaller denominations, nor may any Warrant Shares issued pursuant to exercise of this Warrant be transferred, except as provided in Section 7 hereof.




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         2.  Exchange and Replacement. Subject to Sections 1 and 7 hereof, this
Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this
Section 2.

         3.  Issuance of the Warrant Shares.

         (a) The Company agrees that the shares of Common Stock purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as aforesaid. Certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

         (b) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

         4. Covenants of the Company. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.



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         5.  Antidilution Adjustments. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

         (a) The Warrant Exercise Price and the number of Warrant Shares shall be adjusted from time to time such that in case the Company shall hereafter: (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, then the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (a) the total number of shares of Common Stock outstanding immediately prior to such event (including the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), multiplied by the then existing Warrant Exercise Price, by (b) the total number of shares of Common Stock outstanding immediately after such event (including the maximum number of shares of Common Stock issuable in respect to any securities convertible into Common Stock), and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this Subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this Subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this Subsection, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section.

         (b) Upon each adjustment of the Warrant Exercise Price pursuant to
Section 5(a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

         (c) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or




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substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under Subsection (a) of this Section above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this Subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

         (d) Upon any adjustment pursuant to this Section 5, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder as shown on the Common Stock register of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock or other securities and/or property purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         6. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

         7.  Notice of Transfer of Warrant or Resale of the Warrant Shares.

         (a) The Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel. If in the opinion of such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be




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required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

         (b) If in the opinion of counsel to the Company, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of the Warrant or such Warrant Shares, the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such as, in the opinion of both such counsel, are permitted by law.

         8. Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess, if any, of the Fair Market Value (as defined in Section 1(b) hereof) of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share.

         IN WITNESS WHEREOF, XATA Corporation has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated
________________.

                                       "Company"

                                       XATA CORPORATION



                                       --------------------------------------
                                       By



                                       --------------------------------------
                                       Print Name


                                       Its
                                          -----------------------------------
                                                           Print Title



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To:   XATA Corporation



NOTICE OF EXERCISE OF WARRANT

To Be Executed by the Registered Holder in Order to Exercise the Warrant

The undersigned hereby irrevocably elects to exercise the attached Warrant [check as appropriate] for ___ cash or ___ by exchange (please attach calculation of shares to be issued) for ____________ of the shares issuable upon the exercise of such Warrant, and requests that certificates for such shares (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) shall be issued in the name of _______________________ (Federal Tax Identification Number ______________).
NOTE: If the person to whom shares are to be issued is other than the registered holder of this Warrant, this Notice of Exercise must be accompanied by a signature-guaranteed Assignment Separate From Certificate.





                                         ____________________________________
                                         (Print Name)


Please insert Federal Tax
Identification Number
of registered holder of                  ____________________________________
certificate (__________)                 (Address)



Date:  ________________, ____            ____________________________________
                                         Signature*



*The signature on the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporations partnership, trust or other entity, please indicate your positions) and title(s) with such entity.


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                                 ASSIGNMENT FORM



To be signed only upon authorized transfer of Warrants.

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the right to purchase the securities of XATA Corporation to which the within Warrant relates and appoints ______________________, attorney,

to transfer said right on the books of XATA Corporation with full power of substitution in the premises.



Dated:  ________________                ______________________________________
                                        (Signature)


                                        ______________________________________



                                        ______________________________________
                                        (Address)